Corporate Presentation January 2026

This presentation (the “Presentation”) has been prepared by Definium Therapeutics, Inc. (“Definium”, the “Company”, “we”, “our” or “us") solely for informational purposes. This Presentation does not constitute an offering of, or a solicitation of an offer to purchase, securities of Definium and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Definium. Any amounts are in USD unless otherwise noted. Definium’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. Cautionary Note Regarding Forward-Looking Statements This Presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may", “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential”, “continue”, “budget”, “scheduled”, “forecasts”, “intends”, “anticipates”, “projects” or the negative thereof or similar variations. Forward-looking statements in this Presentation include, but are not limited to, statements regarding the anticipated design, timing, progress and results of our investigational programs for DT120 oral disintegrating tablet (“ODT”), a proprietary, pharmaceutically optimized form of lysergide D-tartrate (including the anticipated topline readouts for the Voyage, Panorama, Emerge and Ascend studies), DT402, also referred to as R(-)-MDMA, and any other product candidates; our ability to identify new indications for our lead product candidates beyond our current primary focuses; the success and timing of our development activities; the success and timing of our planned clinical trials; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining U.S. Food and Drug Administration (“FDA”) or other regulatory approvals; our beliefs regarding potential benefits of our product candidates; opinions of potential providers, patients and payors regarding our product candidates, if approved and commercialized; our ability to maximize operational efficiencies through our trial designs; strategies to address drug class methodological considerations; our preliminary cash, cash equivalents and investments as of December 31, 2025; our cash runway funding operations into 2028 based on our current operating plan and anticipated milestones; our pre-launch strategy; the potential commercial opportunity for DT120 ODT, if approved, including total addressable market; the potential delivery model for DT120 ODT, if approved; the potential for the markets that we are anticipating to access; protection of our intellectual property; and the potential for psychedelics as a class of treatment options in psychiatry. There are numerous risks and uncertainties that could cause actual results, plans and objectives to differ materially from those expressed in forward-looking statements, including history of negative cash flows, limited operating history, incurrence of future losses, availability of additional capital, compliance with laws and regulations, difficulty associated with research and development, risks associated with clinical trials or studies, heightened regulatory scrutiny, early stage product development, clinical trial risks, regulatory approval processes, novelty of the psychedelic inspired medicines industry, our ability to maintain effective patent rights and other intellectual property protection for our product candidates, our expectations regarding the size of the eligible patient populations for our lead product candidates, if approved and commercialized; our ability to identify third-party treatment sites to conduct our trials and our ability to identify and train appropriate qualified healthcare practitioners to administer our treatments; the pricing, coverage and reimbursement of our lead product candidates, if approved and commercialized; the rate and degree of market acceptance and clinical utility of our lead product candidates, in particular, and controlled substances, in general; as well as those risk factors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and in the Company’s subsequent Quarterly Reports on Form 10-Q and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company's profile on SEDAR+ at www.sedarplus.ca and with the SEC on EDGAR at www.sec.gov. Any forward-looking statement made by Definium in this Presentation is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Presentation as a result of new information, future events, changes in expectations or otherwise. Cautionary Note Regarding Regulatory Matters The United States federal government regulates drugs through the Controlled Substances Act. DT120 ODT is a proprietary, pharmaceutically optimized form of lysergide D-tartrate and DT402, or R(-)-MDMA, is our proprietary form of the R-enantiomer of MDMA (3,4-methylenedioxymethamphetamine). Lysergide and MDMA are Schedule I substances under the Controlled Substances Act. While the Company is focused on programs using psychedelic or hallucinogenic compounds and non-hallucinogenic derivatives of these compounds, including in DT120 ODT, DT402 and its other product candidates, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed. Market and Industry Data This Presentation includes market and industry data that has been obtained from third party sources, including industry publications. Definium believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, Definium has not independently verified any of the data from third party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. Definium does not make any representation as to the accuracy of such information. Corporate Presentation | January 2026 Disclaimer

Precise science. Boundless impact.

Three Phase 3 readouts anticipated in 2026 driving potential billion-dollar commercial opportunities in GAD and MDD

Definium THERAPEUTICS

Strategic focus on GAD & MDD
The two largest drivers of psychiatric disease burden

Late-stage pipeline
DT120 ODT: lead clinical program in four Phase 3 studies[1]

Experienced management team
Proven track record in developing and commercializing novel CNS therapies

Comprehensive intellectual property strategy
DT120 ODT patents issued covering pharmaceutical formulation, methods of manufacturing and treatment

Strong financial position
Cash, cash equivalents and investments of ~$412 million as of December 31, 2025; cash runway expected to extend into 2028[2]

1. Includes three studies in progress and one in preparation.
2. Cash, cash equivalents and investments as of December 31, 2025 is ~$412 million. This preliminary unaudited financial information presented is an estimate based on information available to management as of the date of this presentation, has not been reviewed or audited by the Company's independent registered accounting firm, and is subject to change. These funds are expected to fund operations into 2028 based on the Company's current operating plan and anticipated milestones.

GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: orally disintegrating tablet

Corporate Presentation | January 2026 3

Psychiatry Needs Better

Anxiety & Depressive Disorders Represent a Massive and Growing Unmet Need

GAD & MDD Prevalence

>50 million[1]

GAD & MDD Annual Growth Rate

5%+[2]

Average Time to Rx discontinuation in GAD

<90 days[3]

Psychiatry is Limited by Today's Treatment Options

Outdated Frameworks

- Language and labels (e.g. TRD) reflect symptom management not recovery

Recycled Mechanisms

- New drugs, similar efficacy
- Limited differentiation over decades

Outcomes Lag Behind Need

- Large and persistent unmet demand
- Escalating societal and human cost



1. Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y., Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates.
2. Terlizzi EP and Zablotsky B (2024). Symptoms of Anxiety and Depression Among Adults, calculations on file.
3. Data on file. Louie D, et al. Treatment Patterns for Newly Diagnosed Generalized Anxiety Disorder (GAD): Insights from Real-World Evidence. Presentation at ACNP 2026.

TRD: treatment-resistant depression

Advancing Our Pipeline with Broad Therapeutic Potential

Definium THERAPEUTICS

PRODUCT CANDIDATE	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PIVOTAL / PHASE 3	REGISTRATION
DT120 ODT ***Lysergide tartrate***[1]	Generalized Anxiety Disorder (GAD)[3]					
	Major Depressive Disorder (MDD)[3]					
	Additional Indication(s)[4]					
DT402[2] ***R(-)-MDMA***	Autism Spectrum Disorder (ASD)[3]					

1. Formerly known as MM120; rINN: lysergide tartrate.
2. Formerly known as MM402.
3. Full trial details and clinicaltrials.gov links available at definiumtx.com/clinical-digital-trials/
4. Studies in exploration and/or planning stage.

ODT: orally disintegrating tablet; R(-)-MDMA: rectus-3,4-methylenedioxymethamphetamine

Corporate Presentation | January 2026 ◆ 5

Program Overview DT120 ODT Lysergide tartrate 01

Corporate Presentation | January 2026 DT120 Phase 2b Efficacy and Durability Demonstrates Potential Best-In-Class Profile1,3 Standardized effect size more than double the standard of care1,2,3 Comparative Effect Sizes in GAD Rapid and durable response after single administration3 Rapid Response & Remission Durable Standalone Drug Effect Limited Adverse Event (AE) Burden 1.8-point reduction in CGI-S within 24 hours (p<0.0001) 21.9-point improvement on the HAM-A at Week 12 (p=0.003) 48% of participants in remission at Week 125 Favorable tolerability with most AEs on dosing day Observed drug effect without accompanying psychotherapy 0 0.2 0.4 0.6 0.8 Cohen’s d s4 DT120 100 µg2 0.81 0.38 0.36 0.17 Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. HAM-A scores based on ANCOVA LS Mean. in Study MMED008. Effect size based on post hoc calculation using LS Mean change between group and pooled standard deviation of week 12 HAM-A scores between groups. Based on 100 µg dose group. RB Hidalgo, J Psychopharmacol. 2007 Nov;21(8):864-72. p-values not calculated for remission rates between groups. CGI-S: Clinical Global Impression – Severity scale; GAD: generalized anxiety disorder; HAM-A: Hamilton Anxiety scale; SRI: serotonin reuptake inhibitor

Scientific Rigor in Phase 2b Provides Confidence for Phase 3 Program Corporate Presentation | January 2026 Statistically significant dose response in Phase 2b Model supports 100 µg as optimal dose Results not explainable by “functional unblinding” supporting robustness of drug effect Study MMED008 internal study documents and calculations. Model-Based Dose-Response Curve1 Key Findings

DT120 Showed Statistically & Clinically Significant Improvements on Anxiety and Depression Symptoms[1,2]

Primary Outcome: HAM-A Change from Baseline



Change from Baseline[2]
Week 12: -21.9 points
Improvement over Placebo[2]
Week 12: -7.7 pts, p=0.003
LS Mean Change (SEM) in HAM-A score
0
-5
-10
-15
-20
-25
***
***
***
**
Baseline
Week 1
Week 2
Week 4[4]
Week 12

MADRS Change from Baseline



Change from Baseline[2,3]
Week 12: -18.7 points
Improvement over Placebo[2,3]
Week 12: -6.4 points, p<0.01
LS Mean Change (SEM) in MADRS score
0
-5
-10
-15
-20
**
**
*
**
Baseline
Week 1
Week 2
Week 4
Week 12

Placebo 100 µg

*p<0.05; **p≤0.01; ***p≤0.001

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Based on 100 µg dose group.
3. Based on observed MADRS score at each timepoint.
4. Primary endpoint of the study was change in Hamilton Anxiety Scale (HAM-A) at week 4 using the MCP-Mod statistical analysis. Based on the pre-specified candidate dose response curves, the MCP-Mod model-estimated difference between 100 µg and placebo was 5.0 points versus the observed difference of 7.6 points at week 4.

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale NOTE: Significance achieved despite study not being powered for these pairwise comparisons.

Corporate Presentation | January 2026 ◆ 9

DT120 Demonstrated Profound Changes in GAD Severity[1]

Definium THERAPEUTICS

HAM-A Severity & Clinical Symptoms

Very Severe
Symptoms are incapacitating

Severe (≥24)
Symptoms are severe and persistent or result in severe distress or marked impairment in functioning

Moderate (15-23)
Symptoms are more frequent, with moderate distress or limited interference with usual activities

Mild (8-14)
Symptoms are infrequent, with no impairment and no more than mild distress

Remission (≤7)
Symptoms are absent, insignificant, or clearly due to causes other than anxiety

Median HAM-A Through Week 12



35
30
25
20
15
10
5
0
Baseline
Week 1
Week 2
Week 4
Week 8
Week 12

HAM-A Response & Remission at Week 12[2]



Percent of Participants Meeting Criteria at Week 12
% Responders
% Remitters
31%
65%
21%
48%
Placebo
100 µg

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Response is a 50% or greater improvement on HAM-A score; Remission is a HAM-A score of ≤7; p-values not calculated.

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale

Corporate Presentation | January 2026 ◆ 10

Corporate Presentation | January 2026 DT120 was Well-Tolerated with Adverse Events Mostly Limited to Dosing Day1 Source: Study MMED008 internal study documents and calculations. Safety population. One serious adverse event (SAE) was observed in the 50 µg dose group: panic attack on study day 98 that was deemed not related to treatment. Suicidality assessment based on reported adverse events. Virtually all (99%) adverse events (AEs) were mild-to-moderate in severity Minimal (2.5%) treatment emergent AEs (TEAEs) led to study withdrawal No drug-related serious AEs (SAEs)2 Favorable tolerability profile No SAEs related to study drug No suicidal behavior or suicidality signal3 Only SAE was in 50 µg dose group and deemed unrelated2 AE profile consistent with historical studies and drug class No suicidal or self-injurious behavior No indication of increased suicidality or suicide-related risk ≤2 participants per arm reported suicidal ideation during the study

Rigorous Development Approach Addresses Key Regulatory Considerations Corporate Presentation | January 2026 Complementary clinical study designs intended to generate robust evidence Phase 2b and 3 studies intended to address key regulatory considerations for psychedelics 50 µg control dose in Panorama and Ascend intended to further mitigate effects of functional unblinding Central raters blinded to treatment allocation and visit number to minimize bias First study in the field to evaluate dose-dependent efficacy Phase 2b study established dose-response across four doses of DT120: 25, 50, 100 and 200 µg 100 µg selected as optimal dose for Phase 3 program Phase 3 program builds on learnings from Phase 2b study Placebo response expected to moderate with 1-1 randomization in Phase 3 studies Offers open-label treatment opportunities which are intended to improve participant retention Potentially provides information on real world treatment patterns

DT120's Clinical Activity Stands Out Compared to Approved GAD Therapies



DT120 2
Single Dose
(12 weeks)
Cymbalta
Duloxetine3
Chronic (9-10 weeks)
Lexapro
Escitalopram 4
Chronic (8 weeks)
PAXIL CR
PAROXETINE HCl
CONTROLLED-RELEASE TABLETS
Paroxetine5
Chronic (8 weeks)
ONCE-DAILY
VENLAFAXINE HCl
EFFEXOR XR
Venlafaxine XR 6
Chronic (28 weeks)
BUSPAR
(buspirone HCl, USP)
Buspirone 7
Chronic (8 weeks)
Xanax
alprazolam tablets
Alprazolam 8
Chronic (4 weeks)
Change in HAM-A Score
0.0
-4.0
-8.0
-12.0
-16.0
-20.0
-24.0
-21.9
-14.2
-7.7
-11.1
-8.0
-3.1
-11.3
-7.4
-3.9
-12.5
-9.3
-3.2
-13.4
-8.7
-4.7
-12.4
-9.5
-2.9
-10.9
-8.4
-2.6
HAM-A Change Tx
HAM-A Change Placebo
Placebo-Adjusted Change

1. The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented.
2. R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481; 3) C Allgulander, Curr Med Res Opin. 2007;23(6):1245–1252; 4) JRT Davidson, Depress Anxiety. 2004;19(4):234–240; 5) K Rickels K, Am J Psychiatry 2003; 160:749-756. 2005;62(9):1022–1030; 6) AJ Gelenberg AJ, JAMA. 2000;283(23):3082–3088; 7) JJ Sramek JJ, Journal of Clinical Psychiatry. 1996;57(7):287–291; 8) K Rickels, Arch Gen Psychiatry. 2005;62(9):1022–1030.

GAD: generalized anxiety disorder, Tx: treatment

Corporate Presentation | January 2026 ◆ 13

Robust Phase 3 DT120 ODT Development Program Aiming for Broad Label

Definium THERAPEUTICS

Aligned clinical trial designs across indications maximize operational efficiencies

Generalized Anxiety Disorder (GAD)

Voyage

n=200[1,2]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Anticipated Topline Readout – 2Q 2026

Panorama

n=250[1,2]
2:1:2 randomization

DT120 ODT
vs. Placebo
(including 50 μg control)

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Anticipated Topline Readout – 2H 2026

Primary Endpoint HAM-A at Week 12
(90% powered to detect a 5-point difference)[3]

Major Depressive Disorder (MDD)

Emerge

n=140[2]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Anticipated Topline Readout - Mid 2026

Ascend

n=175[1,2]
2:1:2 randomization

DT120 ODT
vs. Placebo
(including 50 μg control)

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Planned Study Initiation - Mid 2026

Primary Endpoint MADRS at Week 6
(80% powered to detect a 5-point difference)[3]

1. Studies employ an adaptive design with interim blinded sample size re-estimation based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) which allows for an increase of sample size up to 50% to maintain statistical power.
2. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.
3. Power analysis based on additional assumptions including variance and subject evaluability; realized study power may differ from a priori power estimation.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial

Corporate Presentation | January 2026 ◆ 14

Two Complementary Pivotal GAD Study Designs

Definium THERAPEUTICS

PHASE 3 STUDY[1]

Part A
12 Week Randomized, Double-Blind

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Voyage

Single Dose

- n=100 — DT120 ODT 100 μg
- n=100 — Placebo

Panorama

Single Dose

- n=100 — DT120 ODT 100 μg
- n=50 — DT120 ODT 50 μg control
- n=100 — Placebo

Up to four open-label doses of DT120 ODT 100 μg

Follow-up Observation
GAD-7 (ePRO): biweekly
HAM-A (central rater): monthly or when GAD-7≥10

Potential Treatment
Eligible for open-label treatment if HAM-A≥16

Primary Endpoint HAM-A at Week 12

1. Studies will employ an adaptive design with interim blinded sample size re-estimation based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) to attempt to maintain statistical power. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

GAD: generalized anxiety disorder; GAD-7: diagnostic tool used to screen for and assess the severity of generalized anxiety disorder; HAM-A: Hamilton Anxiety Rating Scale; ODT: orally disintegrating tablet

Corporate Presentation | January 2026 ◆ 15

Two Complementary Pivotal MDD Study Designs

Definium THERAPEUTICS

PHASE 3 STUDY[1]

Part A
12 Week Randomized, Double-Blind

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Emerge

Single Dose

n=70	DT120 ODT 100 µg
n=70	Placebo

Ascend

Single Dose

n=70	DT120 ODT 100 µg
n=35	DT120 ODT 50 µg control
n=70	Placebo

Primary Endpoint MADRS at Week 6

Up to four open-label doses of DT120 ODT 100 µg

Follow-up Observation
PHQ-9 (ePRO): biweekly
MADRS (central rater): monthly or when PHQ-9≥10

Potential Treatment
Eligible for open-label treatment if MADRS≥20

1. Clinical study designs subject to ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

MADRS: Montgomery-Åsberg Depression Rating Scale; MDD: Major Depressive Disorder; ODT: orally disintegrating tablet; PHQ-9: a multipurpose instrument for screening, diagnosing, monitoring and measuring the severity of depression

Corporate Presentation | January 2026 ◆ 16

Corporate Presentation | January 2026 Regulatory Elements Support DT120 ODT NDA Strategy Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. GAD: generalized anxiety disorder; NDA: new drug application; ODT: orally disintegrating tablet Studies designed to demonstrate standalone drug effect FDA Breakthrough Therapy Designation Phase 2b demonstrated substantial improvement over current therapies1 Phase 3 program in alignment with FDA guidance Phase 3 study designs mirror positive Phase 2b study

Commercial Framework DT120 ODT Lysergide tartrate 02

Large, Identified, Accessible Opportunity for DT120 ODT

Definium THERAPEUTICS

High Unmet Need

Significant Limitations of Existing Treatments

Poor efficacy, tolerability, and persistence

Poor Efficacy	Poor Tolerability
• Slow onset of effect[1] • Low response and remission rates[2-4] • Low Rx persistence[5]	• Weight gain[6] • Sexual dysfunction[6] • Tolerance and dependence[7]

~50% Discontinue SRIs in first 4 mos. in GAD[8,9]

~22% Rx persistence at 12 mos. in MDD[5]

Potential Paradigm Shifting Clinical Profile

Potential Best-In-Class Therapy

Sustained clinical response from a single administration[10]

Rapid onset of effect

High response rates

High remission rates

Durable response

Intermittent dosing potentially reduces the risk of adverse long-term effects

Efficient Go To Market Strategy

Existing Referral and Administration Infrastructure

Identifiable HCPs and patients suffering from the burden of inadequate treatment

Based on claims data

~7,000
Psychiatrists see >50% of likely DT120 ODT patients[11]

Anticipate scalable delivery model in diverse care settings

Positive practice economics anticipated to expand sites of care

1. Bandelow B et al. World J Biol Psychiatry. 2008;9(4):248-312. 2. Ansara ED. Ment Health Clin. 2020;10(6):326-334. 3. Fagan HA, Baldwin DS. Expert Rev Neurother. 2023;23(6):535-548. 4. Garakani A et al. Front Psychiatry. 2020;11:595584. 5. Keyloun KR et al. CNS Drugs. 2017;31(5):421-432. 6. Cascade E et al. Psychiatry (Edgemont). 2009;6(2):16-18. 7. National Institute for Health and Care Excellence. Anxiety disorders. Quality standard QS53. February 6, 2016. Accessed July 10, 2025. https://www.nice.org.uk/guidance/qs53. 8. Bull SA et al. Ann Pharmacother. 2002;36:578-584. 9. Berger A et al. BMC Psychiatry. 2011;11:193. 10. Jacobsen PL et al. American Psychiatric Association Annual Meeting. May 4-8, 2024. New York, NY; 11. Based on internal company estimates.

GAD: generalized anxiety disorder; HCP: healthcare provider; MDD: major depressive disorder; ODT: orally disintegrating tablet; Rx: prescription; SSRI: selective serotonin-reuptake inhibitor

Corporate Presentation | January 2026 ◆ 19

DT120 ODT Clinical Dosing Paradigm with Potential Translatability to Efficient Real-World Delivery[1,2]

Definium THERAPEUTICS

15-30 minutes
(time to onset)

DT120 ODT disintegrates in seconds

Hour 1-6

Transient perceptual, affective, and cognitive drug effects vary from person to person

Hours 2-3: effects reach maximum intensity

Hours 4-6: effects start to resolve

Hour 5-8

Hour 5: Dosing Session Monitor (DSM) evaluates patient hourly with an end-of-session checklist to determine when the patient can leave safely

5 to 8 hour duration offers an extended window for emotional processing and a gentle, predictable return to baseline

Hour 6+ and post-session

Usual perception, affect, and cognition return

Normal activities resume the next day, including driving

Efficient single-visit model with full-session reimbursement streamlines administrative burden

- Patients are supported by DSMs, healthcare professionals who passively observe and offer comfort care such as assistance with food or restrooms breaks.
- Psychotherapy is not offered or required but may be added outside a dosing session based on a decision between a provider and patient to support individual goals and needs.

1. Dosing and monitoring paradigm based on Phase 3 clinical protocols.
2. Existing coding systems could potentially be applied or be changed for DT120. Reimbursement and coding for DT120 have yet to be established.

ODT: orally disintegrating tablet

Corporate Presentation | January 2026 ◆ 20

75% believe there is a significant unmet need in GAD1 Physicians Psychiatry is Primed for Strong Adoption of DT120 ODT Market research on file. GAD: generalized anxiety disorder; ODT: orally disintegrating tablet ; TPP: target product profile Motivated to prescribe 70% of surveyed HCPs intend to prescribe or recommend DT120 ODT for GAD1 Patients Eager for effective treatments 50% are dissatisfied with current GAD treatments1 65% with multiple GAD treatment failures interested in trying DT120 ODT1 Payors Optimistic product reception & access roadmap Had an overall positive reaction to the DT120 ODT TPP1 Benchmark DT120 ODT against other current interventional therapies for access and pricing1 JPM Conference Presentation | January 2026 21 Corporate Presentation | January 2026

Framing the Compelling Opportunity for DT120 ODT

Definium THERAPEUTICS

Potential Annual Revenue Opportunity

per 100,000 patients



At $28k annual price
At $49k annual price
At $70k annual price
$ 2.8B
$4.9B
$ 7.0B
$ -
$ 1.0
$ 2.0
$ 3.0
$ 4.0
$ 5.0
$ 6.0
$ 7.0
Potential Revenue in Billions

Opportunity Drivers

~27.0 million[1]	US adults receiving medication for GAD or MDD
0.4%	Market penetration to treat 100,000 patients
$28k to $70k[2]	Estimated annual pricing (analogous range) Spravato® (esketamine) CIII nasal spray

1. Calculations on file; Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report. RTI International and current U.S. Census data and internal company estimates.
2. Range is based on Spravato surrogate low dose, low frequency ($28k) to high dose, high frequency ($70k) annually. Market Research, Data on file, 2025

GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: orally disintegrating tablet

Corporate Presentation | January 2026 ◆ 22

Corporate Presentation | January 2026 San Francisco metro area is approximately 1.4% of the US population with 49 top HCPs at 44 clinics that could potentially prescribe DT120 ODT San Francisco Metro Contribution (per 100k nationwide) 44 top target psychiatric clinics2 32 average patients treated per clinic 1,400 patients treated in SF metro 2-3 average patients treated per month per clinic Key San Francisco Metro Market Metrics1 Total adult population: 3.8 million Population as a % of total US: 1.4% Top Target2 HCPs: 49 Top Target2 Clinics: 44 Data Calculations from Claims analysis for San Francisco MSA; 2025 Top targets include healthcare professionals (HCPs) in deciles 7-10 based on market research. ODT: orally disintegrating tablet A Commercial Example: San Francisco

Program Update DT402 R(-)-MDMA 03

DT402 Phase 2a Study in Autism Spectrum Disorder (ASD)

Definium THERAPEUTICS

Completed Phase 1 study in 2024

- Single-ascending dose study in adult healthy volunteers characterized the tolerability, pharmacokinetics and pharmacodynamics of DT402
- DT402 was well-tolerated at doses up to 255 mg with no SAEs or TEAEs leading to discontinuation, supporting advancement into Phase 2 clinical trials

Initiated Dosing in Phase 2a study in 4Q 2025

- Single-dose, open-label study to assess early signals of efficacy of DT402 in treating core social and communication symptoms of ASD in up to 20 adult participants
- Study endpoints designed to characterize pharmacodynamics and clinical effects of DT402 in adults with ASD, including on multiple functional biomarkers

About ASD

- ASD is a neurodevelopmental condition characterized by persistent challenges with social communication, restricted interests and repetitive behavior
- US prevalence of approximately 1 in 31 children with no approved pharmacotherapies for the treatment of core symptoms of ASD

1. Shaw KA, Williams S, Patrick ME, et al. Prevalence and Early Identification of Autism Spectrum Disorder Among Children Aged 4 and 8 Years — Autism and Developmental Disabilities Monitoring Network, 16 Sites, United States, 2022. MMWR Surveill Summ 2025;74(No. SS-2):1–22. DOI: http://dx.doi.org/10.15585/mmwr.ss7402a1

SAE: serious adverse event; TEAE: treatment-emergent adverse event

Corporate Presentation | January 2026 ◆ 25

Program Update Summary 04

Corporate Presentation | January 2026 Value Creation Opportunity Shaped by Two Distinct Drivers1 Timing estimates subject to clinical progress and regulatory interactions. ASD: autism spectrum disorder; GAD: generalized anxiety disorder; TLR: Topline Data Readout Clinical & Regulatory Execution 2026 2027 2028 Commercial Execution Value Creation Expanding Site of Care Engagement & Commercial Footprint Accelerating Scheduling & Reimbursement Optimizing Patient Care Model Voyage TLR Emerge TLR Initial DT402 Data in ASD Panorama TLR Potential Pipeline Expansion Ascend TLR Potential First New GAD Commercial Launch since 2007

Financial Summary & Anticipated Milestones

Definium THERAPEUTICS

Cash, Cash Equivalents & Investments
~$412 million[1]
as of December 31, 2025

Credit Facility
Up to $120 million
($41 million outstanding)
as of September 30, 2025

Shares Outstanding
98.5 million[2]
as of October 31, 2025

Third Quarter 2025 Operating Expenses
$45.7 million
- R&D - $31.0 million
- G&A - $14.7 million

Analyst Day | 2Q 2026

Voyage (GAD)
Topline Readout | 2Q 2026

Panorama (GAD)
Topline Readout | 2H 2026

Emerge (MDD)
Topline Readout | Mid 2026

Ascend (MDD)
Study Initiation | Mid 2026

DT402
Initial Data in ASD | 2026

1. Cash, cash equivalents and investments as of December 31, 2025 is ~$412 million. This preliminary unaudited financial information presented is an estimate based on information available to management as of the date of this presentation, has not been reviewed or audited by the Company's independent registered accounting firm, and is subject to change.
2. Excludes 8 million pre-funded warrants outstanding as of October 31, 2025

ASD: autism spectrum disorder; GAD: generalized anxiety disorder; G&A: general & administrative; MDD: major depressive disorder; R&D: research and development

Corporate Presentation | January 2026 ◆ 28